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0220418.01
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 1997

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                     33-90786                 13-3818407
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

         2500 Boardwalk
      Atlantic City, New Jersey                             08401
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      (609) 441-6060

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                33-90786                    13-3818405
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
         of incorporation)                                  Identification No.)

         2500 Boardwalk
      Atlantic City, New Jersey                            08401
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (609) 441-6060





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 Item 5:  Other Events.

         On January 6, 1997, Trump Hotels & Casino Resorts, Inc. ("THCR") and Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings") announced that the Board of Directors of THCR has authorized the repurchase by THCR Holdings of up to 1,250,000 shares of THCR's common stock, par value $.01 per share, in the open market or in privately negotiated transactions, from time to time. The repurchase program is effectively immediately, until the end of 1997.

         Reference is made to the news release of THCR, dated January 6, 1997, attached as an Exhibit hereto and incorporated herein by reference.

Item 7: Financial Statements and Exhibits.

          (c) Exhibits:

     99.1: News Release of Trump Hotels & Casino Resorts, Inc., dated January 6, 1997



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TRUMP HOTELS & CASINO RESORTS
                                         HOLDINGS, L.P.

                                         By: Trump Hotels & Casino Resorts, Inc.
                                         its general partner


January 13, 1997                               /s/ John P. Burke
                                         ------------------------------------
                                         By:      John P. Burke
                                         Title:   Senior Vice President
                                                  and Corporate Treasurer


                                         TRUMP HOTELS & CASINO RESORTS
                                         FUNDING, INC.



January 13, 1997                               /s/ John P. Burke
                                         ------------------------------------
                                         By:      John P. Burke
                                         Title:   Senior Vice President
                                                  and Corporate Treasurer




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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       News Release of Trump
                           Hotels & Casino Resorts, Inc., dated January 6, 1997